Exhibit 99.1

Bruker Corporation Reports Fourth

Quarter and Full Year 2012 Financial Results

Company delivers year-over-year organic revenue growth of 10 percent and non-GAAP operating income growth of 20 percent in the fourth quarter 2012

BILLERICA, Mass. — February 19, 2013 — Bruker Corporation (NASDAQ: BRKR) today reported financial results for its fourth quarter and full year ended December 31, 2012.

Revenues for the fourth quarter 2012 grew 8.9 percent to $517.3 million from $475.1 million in Q4 2011.  Excluding a 2.1 percent negative effect from changes in foreign exchange rates and a 0.8 percent net contribution from acquisitions and divestitures, Bruker generated year-over-year organic revenue growth of approximately 10.2 percent in the fourth quarter of 2012.

Bruker reported fourth quarter 2012 GAAP operating income of $39.2 million, or 7.6% of revenues, compared to $53.7 million, or 11.3% of revenues in the fourth quarter 2011.  Fourth quarter 2012 GAAP earnings per diluted share (EPS) were $0.08, compared to EPS of $0.23 in the fourth quarter of 2011.  Included in the fourth quarter 2012 results were approximately $22 million of charges related to intangible and fixed asset impairments, as well as a write-down of goodwill at Bruker’s Chemical & Applied Markets (CAM) division and $2 million of charges in Bruker’s BEST business relating to fixed asset impairments and restructuring charges.

On a non-GAAP basis, Bruker reported fourth quarter 2012 non-GAAP operating income of $73.0 million, or 14.1% of revenues, compared to $60.6 million, or 12.8% of revenues, in Q4 of 2011.  Fourth quarter 2012 non-GAAP EPS were $0.28, compared to $0.30 in the fourth quarter of 2011.  A reconciliation of GAAP to non-GAAP financial measures is provided in the Company’s financial tables accompanying this press release.

For the full year 2012, Bruker’s revenues grew 8.5 percent to $1.79 billion, compared to $1.65 billion in 2011.  Excluding a 4.6 percent unfavorable impact from changes in foreign exchange rates and a 1.2 percent net contribution from acquisitions and divestitures, the Company generated 11.9 percent organic revenue growth in 2012.

Bruker reported full year 2012 GAAP operating income of $156.0 million, or 8.7% of revenues, compared to $155.6 million, or 9.4% of revenues, in 2011.  The Company’s 2012 GAAP EPS were $0.46, compared to $0.55 in 2011.

On a non-GAAP basis, Bruker reported full year 2012 operating income of $219.0 million, or 12.2% of revenues, compared to $196.8 million, or 11.9% of revenues, in 2011.  Non-GAAP 2012 EPS were $0.83, compared to $0.82 for the year 2011.

“Despite the challenges posed by weaker European economies, softness in U.S. academic markets, and the slowing of several industrial and applied market segments, Bruker’s innovation engine generated excellent top-line growth throughout 2012,” commented Frank Laukien, President and CEO of Bruker.  “This performance is a testament to the strength of our customer relationships and our focus on addressing their needs.  We are also pleased with our improving margins in the second half of 2012, and we recognize that we need to translate more of our healthy revenue growth into higher profits and cash flow.”

2012 Business Highlights

•                  Launched over 30 new products, including several breakthrough innovations.

•                  Increased 2012 non-GAAP operating margin by 30 basis points to 12.2%, compared to 11.9% in 2011.

•                  Acquired SkyScan microCT business and Carestream’s preclinical in vivo imaging portfolio to provide Bruker with the broadest preclinical imaging product line in the industry.

•                  Continued the rapid growth of MALDI Biotyper platform for clinical and non-clinical microbiology.

•                  Organized 10 operating divisions of the Bruker Scientific Instruments (BSI) segment into three Groups.

•                  Strengthened executive leadership with appointments of a new CFO and two new Group Presidents.

•                  Strengthened operational leadership and initiated new outsourcing programs and other productivity improvement efforts.

“As Bruker enters 2013, we are analyzing and implementing various initiatives to drive increased profitability and cash flow.  In addition to ongoing improvements in operational processes and systems, we are taking targeted actions to optimize the cost structure of certain businesses,” said Charles Wagner, Chief Financial Officer of Bruker.  “For the full year 2013, the Company expects year-over-year reported revenue growth of 4 to 5 percent and non-GAAP EPS growth of 6 to 10 percent.”

Quarterly Earnings Call

Bruker will host a conference call and webcast to discuss its financial results, business outlook, and related corporate and financial matters at 8:30 a.m. Eastern Standard Time today. To listen to the webcast, investors can go to http://ir.bruker.com and click on the live webcast symbol.  A slide presentation that will be referenced during the webcast will be posted to the Company’s website shortly before the webcast begins.  Investors can also listen to the earnings webcast via telephone by dialing 1-866-900-5380 or +1-706-758-6539, and referencing conference code:  94808591.  A telephone replay of the conference call will be available for two days, beginning approximately one hour after the conference call concludes, and can be accessed by dialing   1-855-859-2056 or +1-404-537-3406, and then entering replay passcode 94808591.

Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including organic revenue growth, non-GAAP EPS, non-GAAP operating income, adjusted net income and adjusted operating margin, which exclude acquisition-related and restructuring and other charges. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. We believe that the use of non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or guidance.

We exclude certain acquisition-related charges or credits and associated tax effects, including charges for the sale of inventories revalued at the date of acquisition, significant transaction costs such as legal fees and credits associated with bargain purchases. We exclude these costs because we do not believe they are indicative of our normal operating costs.

We exclude charges, impairments, and tax effects associated with restructuring and business divestiture activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring and business divestiture activities are not indicative of our normal operating costs.

We exclude the expense and tax effects associated with the amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of 3 to 12 years. Exclusion of these non-cash amortization expenses allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses.

Bruker’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s core operating performance and comparing such performance to that of prior periods and to the performance of our competitors.  Such measures are also used by management in their financial and operating decision-making and for compensation purposes.

The non-GAAP financial measures of Bruker’s results of operations included in this press release are not meant to be considered superior to, or a substitute for, Bruker’s results of operations prepared in accordance with GAAP.  Reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the accompanying tables.

Forward Looking Statements

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including, but not limited to, risks and uncertainties relating to adverse changes in conditions in the global economy and volatility in the capital markets, the integration of businesses we have acquired or may acquire in the future, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, dependence on collaborative partners and key suppliers, capital spending and government funding policies, the outcome of any actions that may be taken by government agencies in connection with FCPA compliance matters we have disclosed to them, changes in governmental regulations, realization of anticipated benefits from economic stimulus programs, intellectual property rights, litigation, and exposure to foreign currency fluctuations and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2011, our most recent quarterly report on Form 10-Q and our current reports on Form 8-K. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

-tables follow-

Contacts:

Joshua Young

Vice President, Investor Relations

Bruker Corporation

(978) 667 — 9580, ext. 1479

joshua.young@Bruker.com

Bruker Corporation

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in millions, except per share amounts)	2012	2011	2012	2011
Revenues	$517.3	$475.1	$1,791.4	$1,651.7
Cost of revenues	275.1	257.4	960.0	899.2

Gross profit	242.2	217.7	831.4	752.5

Operating Expenses:
Selling, general and administrative	124.5	117.0	442.4	406.6
Research and development	50.3	44.7	195.3	177.2
Impairment charges	23.8	—	23.8	—
Write-off of deferred offering costs	—	—	—	3.4
Other charges, net	4.4	2.3	13.9	9.7
Total operating expenses	203.0	164.0	675.4	596.9

Operating income	39.2	53.7	156.0	155.6

Interest and other income (expense), net	(4.7)	(1.3)	(17.7)	(10.1)

Income before income taxes and noncontrolling interest in consolidated subsidiaries	34.5	52.4	138.3	145.5
Income tax provision	21.2	12.8	60.1	51.5

Consolidated net income	13.3	39.6	78.2	94.0
Net income attributable to noncontrolling interests in consolidated subsidiaries	0.5	0.5	0.7	1.7
Net income attributable to Bruker Corporation	$12.8	$39.1	$77.5	$92.3

Net income per common share attributable to Bruker Corporation shareholders:
Basic	$0.08	$0.24	$0.47	$0.56
Diluted	$0.08	$0.23	$0.46	$0.55

Weighted average common shares outstanding:
Basic	166.2	165.6	166.0	165.4
Diluted	167.7	166.7	167.4	166.9

Reconciliation of BSI and BEST reportable segments to the consolidated results of

Bruker Corporation for the three months ended December 31, 2012 and 2011

(unaudited) (a)(b)

		Bruker
	Bruker	Energy &	Corporate,	Consolidated
Segment Data	Scientific	Supercon	Adjustments	Bruker
(in millions, except per share amounts)	Instruments	Technologies	& Eliminations	Corporation

Three Months Ended December 31, 2012:

Revenue	$482.1	$37.8	$(2.6)	$517.3

Gross profit - GAAP (a)	$232.8	$8.4	$1.0	$242.2
Cost of revenues charges (c)	(0.2)	—	—	(0.2)
Amortization of acquisition-related intangible assets (d)	4.9	—	—	4.9
Gross profit - adjusted (b)	$237.5	$8.4	$1.0	$246.9
Gross profit margin - adjusted (b)	49.3%	22.2%		47.7%

Operating income (loss) - GAAP (a)	$34.5	$(0.6)	$5.3	$39.2
Cost of revenues charges (c)	(0.2)	—	—	(0.2)
Amortization of acquisition-related intangible assets (d)	5.8	—	—	5.8
Impairment charges (e)	22.6	1.2	—	23.8
Other charges (f)	3.4	1.0	—	4.4
Operating income (loss) - adjusted (b)	$66.1	$1.6	$5.3	$73.0
Operating margin - adjusted (b)	13.7%	4.2%		14.1%

Net income (loss) attributable to Bruker Corporation - GAAP (a)	$10.0	$(2.3)	$5.1	$12.8
Cost of revenues charges (c)	—	—	—	—
Amortization of acquisition-related intangible assets (d)	5.7	—	—	5.7
Impairment charges (e)	22.6	1.2	—	23.8
Other charges (f)	3.4	1.0	—	4.4
Net income (loss) attributable to Bruker Corporation - adjusted (b)	$41.7	$(0.1)	$5.1	$46.7

Diluted net income (loss) per common share attributable to Bruker Corporation - GAAP (a)	$0.06	$(0.01)	$0.03	$0.08
Cost of revenues charges (c)	—	—	—	—
Amortization of acquisition-related intangible assets (d)	0.03	—	—	0.03
Impairment charges (e)	0.13	0.01	—	0.14
Other charges (f)	0.03	—	—	0.03
Diluted net income (loss) per common share attributable to Bruker Corporation - adjusted (b)	$0.25	$—	$0.03	$0.28

Weighted average shares outstanding:	167.7	167.7	167.7	167.7

Three Months Ended December 31, 2011:

Revenue	$445.8	$33.6	$(4.3)	$475.1

Gross profit - GAAP (a)	$212.2	$6.9	$(1.4)	$217.7
Cost of revenues charges (c)	(1.1)	—	—	(1.1)
Amortization of acquisition-related intangible assets (d)	4.1	—	—	4.1
Gross profit - adjusted (b)	$215.2	$6.9	$(1.4)	$220.7
Gross profit margin - adjusted (b)	48.3%	20.5%		46.5%

Operating income (loss) - GAAP (a)	$55.5	$(0.5)	$(1.3)	$53.7
Cost of revenues charges (c)	(1.1)	—	—	(1.1)
Amortization of acquisition-related intangible assets (d)	5.0	—	—	5.0
Other charges (f)	3.0	—	—	3.0
Operating income (loss) - adjusted (b)	$62.4	$(0.5)	$(1.3)	$60.6
Operating margin - adjusted (b)	14.0%	(1.5)%		12.8%

Net income (loss) attributable to Bruker Corporation - GAAP (a)	$41.9	$(1.7)	$(1.1)	$39.1
Cost of revenues charges (c)	(0.7)	—	—	(0.7)
Amortization of acquisition-related intangible assets (d)	4.9	—	—	4.9
Other charges (f)	6.0	—	—	6.0
Net income (loss) attributable to Bruker Corporation - adjusted (b)	$52.1	$(1.7)	$(1.1)	$49.3

Diluted net income (loss) per common share attributable to Bruker Corporation - GAAP (a)	$0.25	$(0.01)	$(0.01)	$0.23
Cost of revenues charges (c)	—	—	—	—
Amortization of acquisition-related intangible assets (d)	0.03	—	—	0.03
Other charges (f)	0.04	—	—	0.04
Diluted net income (loss) per common share attributable to Bruker Corporation - adjusted (b)	$0.32	$(0.01)	$(0.01)	$0.30

Weighted average shares outstanding:	166.7	166.7	166.7	166.7

Reconciliation of BSI and BEST reportable segments to the consolidated results of

Bruker Corporation for the twelve months ended December 31, 2012 and 2011

(unaudited) (a)(b)

		Bruker
	Bruker	Energy &	Corporate,	Consolidated
Segment Data	Scientific	Supercon	Adjustments	Bruker
(in millions, except per share amounts)	Instruments	Technologies	& Eliminations	Corporation

Twelve Months Ended December 31, 2012:

Revenue	$1,666.1	$136.2	$(10.9)	$1,791.4

Gross profit - GAAP (a)	$790.9	$42.5	$(2.0)	$831.4
Cost of revenues charges (c)	3.3	—	—	3.3
Amortization of acquisition-related intangible assets (d)	18.4	0.2	—	18.6
Gross profit - adjusted (b)	$812.6	$42.7	$(2.0)	$853.3
Gross profit margin - adjusted (b)	48.8%	31.4%		47.6%

Operating income (loss) - GAAP (a)	$140.8	$12.8	$2.4	$156.0
Cost of revenues charges (c)	3.3	—	—	3.3
Amortization of acquisition-related intangible assets (d)	21.8	0.2	—	22.0
Impairment charges (e)	22.6	1.2	—	23.8
Other charges (f)	11.5	2.4	—	13.9
Operating income (loss) - adjusted (b)	$200.0	$16.6	$2.4	$219.0
Operating margin - adjusted (b)	12.0%	12.2%		12.2%

Net income (loss) attributable to Bruker Corporation - GAAP (a)	$68.2	$6.6	$2.7	$77.5
Cost of revenues charges (c)	3.3	—	—	3.3
Amortization of acquisition-related intangible assets (d)	21.1	0.2	—	21.3
Impairment charges (e)	22.6	1.2	—	23.8
Other charges (f)	10.0	2.4	—	12.4
Net income (loss) attributable to Bruker Corporation - adjusted (b)	$125.2	$10.4	$2.7	$138.3

Diluted net income (loss) per common share attributable to Bruker Corporation - GAAP (a)	$0.41	$0.04	$0.01	$0.46
Cost of revenues charges (c)	0.02	—	—	0.02
Amortization of acquisition-related intangible assets (d)	0.13	—	—	0.13
Impairment charges (e)	0.13	0.01	—	0.14
Other charges (f)	0.07	0.01	—	0.08
Diluted net income (loss) per common share attributable to Bruker Corporation - adjusted (b)	$0.76	$0.06	$0.01	$0.83

Weighted average shares outstanding:	167.4	167.4	167.4	167.4

Twelve Months Ended December 31, 2011:

Revenue	$1,554.1	$113.4	$(15.8)	$1,651.7

Gross profit - GAAP (a)	$733.3	$22.4	$(3.2)	$752.5
Cost of revenues charges (c)	9.3	—	—	9.3
Amortization of acquisition-related intangible assets (d)	14.8	0.3	—	15.1
Gross profit - adjusted (b)	$757.4	$22.7	$(3.2)	$776.9
Gross profit margin - adjusted (b)	48.7%	20.0%		47.0%

Operating income (loss) - GAAP (a)	$162.8	$(4.1)	$(3.1)	$155.6
Cost of revenues charges (c)	9.3	—	—	9.3
Amortization of acquisition-related intangible assets (d)	17.8	0.3	—	18.1
Other charges (f)	10.4	3.4	—	13.8
Operating income (loss) - adjusted (b)	$200.3	$(0.4)	$(3.1)	$196.8
Operating margin - adjusted (b)	12.9%	(0.4)%		11.9%

Net income (loss) attributable to Bruker Corporation - GAAP (a)	$104.1	$(8.9)	$(2.9)	$92.3
Cost of revenues charges (c)	7.9	—	—	7.9
Amortization of acquisition-related intangible assets (d)	17.1	0.3	—	17.4
Other charges (f)	16.0	3.4	—	19.4
Net income (loss) attributable to Bruker Corporation - adjusted (b)	$145.1	$(5.2)	$(2.9)	$137.0

Diluted net income (loss) per common share attributable to Bruker Corporation - GAAP (a)	$0.62	$(0.05)	$(0.02)	$0.55
Cost of revenues charges (c)	0.05	—	—	0.05
Amortization of acquisition-related intangible assets (d)	0.10	—	—	0.10
Other charges (f)	0.10	0.02	—	0.12
Diluted net income (loss) per common share attributable to Bruker Corporation - adjusted (b)	$0.87	$(0.03)	$(0.02)	$0.82

Weighted average shares outstanding:	166.9	166.9	166.9	166.9

Reconciliation of BSI and BEST reportable segments to the consolidated results of Bruker Corporation for the three and twelve months ended December 31, 2012 and 2011

(a)      “GAAP” (reported) results were determined in accordance with U.S. generally accepted accounting principles (GAAP).

(b)      Adjusted results are non-GAAP measures and for income measures exclude certain charges to cost of revenues (see note c for details); amortization of acquisition-related intangible assets and stock-based compensation (see note d for details); impairment charges (see note e for details); restructuring and other charges (see note f for details); and the tax consequences of the preceding items.

(c)      Reported results in the three and twelve month periods ended December 31, 2012 and 2011 include charges for the sale of inventories and the depreciation of property, plant and equipment revalued at the date of acquisition, charges to cost of goods sold related to certain restructuring programs as well as charges attributable to manufacturing engineering modifications associated with certain specialty magnets.

(d)      Reported results in the three and twelve month periods ended December 31, 2012 and 2011 include non-cash charges for the amortization of acquisition-related intangible assets.

(e)      Reported results in the three and twelve month periods ended December 31, 2012 include goodwill, definite-lived intangible asset and other long-lived asset impairment charges.

(f)       Reported results in the three and twelve month periods ended December 31, 2012 and 2011 include certain fees associated with legal compliance and examinations, acquisition-related costs and other costs associated with the restructuring and relocation of certain operations. The twelve months ended December 31, 2012 also includes a gain on sale of a business.  The twelve month period ended December 31, 2011 also includes deferred BEST public offering costs that were expensed.

The charges described in notes c, d, e and f have been tax effected using enacted tax rates in the jurisdiction in which the charge was recorded. In addition, reported results for the three and twelve month periods ended December 31, 2011, include $3.3 million and $5.8 million, respectively, of provisions for income tax related to historical tax periods under audit.

Bruker Corporation

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

	December 31,	December 31,
(in millions)	2012	2011

ASSETS
Current assets:
Cash and cash equivalents	$310.6	$246.0
Accounts receivable, net	289.3	282.8
Inventories	611.5	576.2
Other current assets	98.3	89.1
Total current assets	1,309.7	1,194.1

Property, plant and equipment, net	283.6	249.0
Intangible and other long-term assets	263.1	267.4

Total assets	$1,856.4	$1,710.5

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings, including current portion of long-term debt	$1.3	$83.7
Accounts payable	69.6	72.3
Customer advances	267.3	268.6
Other current liabilities	343.7	331.2
Total current liabilities	681.9	755.8

Long-term debt	335.9	219.4
Other long-term liabilities	129.0	110.4

Total shareholders’ equity	709.6	624.9

Total liabilities and shareholders’ equity	$1,856.4	$1,710.5